EXHIBIT 99.1

FOR IMMEDIATE RELEASE For more information, contact:
                                                              Investor Relations
                                                                  (972) 699-4041
                                                       Email: investor@kaneb.com

                       KANEB Reports Third Quarter Results

                                   Highlights

o    Kaneb Pipe Line Partners, L.P.

     o Reports increase in net income; however, per unit amounts lower due to a cumulative 23% increase in units issued to fund acquisitions and reduce debt

     o    EBITDA up 18%

     o    Recently increased cash distributions by $.12 to $3.36 per year

o    Kaneb Services LLC

     o Reports increase in profits from operations in spite of dilution from additional units issued by KPP - net income lower due to prior year credits

     o    Cash from operations up 18%

     o    Recently increased cash distributions by $.15 to $1.90 per year


DALLAS, TX (October 30, 2003) - KANEB today reported results for the quarter ended September 30, 2003. "We had solid gains in operating profit and cash flow during the quarter," said John R. Barnes, Chairman and Chief Executive Officer of KANEB, "and we recently increased our cash distributions as cash flows continue to improve." Edward D. Doherty, Chairman and CEO of the Partnership's General Partner said, "Our pipelines performed well this quarter but we had a difficult quarter in our terminaling operations due to abnormally high repairs and maintenance and insurance costs largely related to hurricane Isabel".

The KANEB Companies are Kaneb Services LLC (NYSE: KSL) and Kaneb Pipe Line Partners, L.P. (NYSE: KPP, "the Partnership"). Kaneb Services LLC's wholly owned subsidiary, Kaneb Pipe Line Company LLC, is the Partnership's General Partner.

3Q 2003 RESULTS FOR KANEB SERVICES LLC

Kaneb Services LLC reported $214.6 million in consolidated revenues for the quarter, compared with $184.1 million for the same period last year. For the nine months ended September 30, 2003, the consolidated revenues were $651.7 million, compared with $485.8 million for the prior year period.

Income before gain on issuance of units by KPP and cumulative effect of change in accounting principle (see Supplemental Information in the attached table) was $5.9 million (after dilution from additional units issued by KPP), or $0.49 per share, for the third quarter, compared with $6.7 million, or $0.57 per share, in the third quarter last year. Last year's quarter was favorably impacted by a state tax credit and a nonrecurring state refund of an environmental expenditure totaling $1.0 million. For the nine months ended September 30, 2003, income before gain on issuance of units by KPP and cumulative effect of change in accounting principle (see Supplemental Information in the attached table) was $17.3 million (after dilution from additional units issued by KPP) or $1.47 per share, compared with $17.1 million or $1.45 per share, for the same prior year period. Reported net income for the three and nine months ended September 30, 2003 was $5.9 million and $27.9 million, respectively, compared with $6.7 million and $34.4 million for the respective prior year periods. Consolidated operating income for the quarter was $32.3 million, compared with $28.5 million for the third quarter 2002, and $98.7 million for the nine months ended September 30, 2003, compared with $80.0 million for the prior year.

3Q 2003 RESULTS FOR KANEB PIPE LINE PARTNERS, L.P.

Kaneb Pipe Line Partners, L.P. reported revenues of $140.4 million, a $37.1 million increase over $103.3 million for the third quarter last year. Revenues for the nine months ended September 30, 2003 were $428.1 million compared with $271.6 million in the prior year period. Net income for the quarter was $20.1 million, or $0.63 per unit after a cumulative 23% increase in weighted average number of units outstanding, compared with $19.3 million for the third quarter of 2002, or $0.77 per unit, and for the nine months was $64.5 million, or $2.13 per unit after a cumulative 23% increase in weighted average number of units outstanding, compared with $53.5 million, or $2.22 per unit, for the respective prior year period.

Pipeline revenues were $31.4 million, compared with $21.0 million for the third quarter last year, and operating income for the third quarter increased to $14.8 million, up from $9.5 million last year. Terminaling revenues and product sales increased to $109.0 million, compared with $82.3 million for the third quarter last year, and operating income for the third quarter was $17.2 million, compared with $18.4 million last year.

ABOUT KANEB

KANEB is a single business represented by two separate publicly traded entities on the New York Stock Exchange. KANEB's business is focused on mid-stream energy assets -- refined petroleum product pipelines, and petroleum and specialty liquids storage and terminaling facilities. KANEB is a major transporter of refined petroleum products in the Midwest and is the third largest independent liquids terminaling company in the world. Worldwide operations include facilities in 29 states, the District of Columbia, Canada, the Netherlands Antilles, Australia, New Zealand and the United Kingdom. Its publicly traded entities are Kaneb Services LLC (NYSE: KSL) and Kaneb Pipe Line Partners, L.P., (NYSE: KPP, "the Partnership").

Kaneb Services LLC was formed as a limited liability company in 2001 from assets previously held by Kaneb Services, Inc. (now Xanser Corporation). Those assets include the KPP general partner interest and incentive as well as 5.1 million Partnership units, a wholesale petroleum product marketing company, and a wholly owned subsidiary, Kaneb Pipe Line Company LLC, that manages and operates the pipeline and terminaling assets of KPP. KSL is a unique limited liability company, the only publicly traded, cash distributing entity taxed as a partnership that owns the general partner interest of another publicly traded master limited partnership.

Kaneb Pipe Line Partners, L.P., a master limited partnership, was formed in 1989 to own a 2,075 mile common carrier pipeline system from Kansas to North Dakota that has been managed by Kaneb Pipe Line Company LLC since 1953. Pipeline acquisitions in 1995 and 1998 added 725 miles of pipeline in Colorado, Iowa, South Dakota and Wyoming. In 2002, the Partnership acquired the largest fertilizer pipeline in the country, a 2,000-mile pipeline system that runs from the Louisiana Gulf Coast to the upper Midwest states. In December 2002, the Partnership acquired a 400 mile products pipeline and four terminals in North Dakota and Minnesota. The Partnership entered the liquids terminaling business with a large acquisition in 1993, and has more than tripled the size of this operation through subsequent acquisitions. In 2001, the Partnership completed a $165 million acquisition of seven West Coast, U.S. terminals. In 2002, the Partnership completed a $300 million acquisition of two world-class terminaling facilities located in Point Tupper, Nova Scotia, Canada and on the island of St. Eustatius in the Netherlands Antilles and the acquisition of eight bulk liquid storage terminals in Australia and New Zealand.

Certain of the statements in this press release are not purely historical, and as such are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements regarding management's intentions, plans, beliefs, expectations or projections of the future. Forward-looking statements involve risks and uncertainties, including without limitation, the various risks inherent in the company's business, and other risks and uncertainties detailed from time to time in the companies' periodic reports filed with the Securities and Exchange Commission. One or more of these factors have affected, and could in the future affect, the company's business and financial results in future periods, and could cause actual results to differ materially from plans and projections. There can be no assurance that the forward-looking statements made in this document will prove to be accurate, and issuance of such forward-looking statements should not be regarded as a representation by the company, or any other person, that the objectives and plans of the company will be achieved. All forward-looking statements made in this press release are based on information presently available to management, and the company assumes no obligation to update any forward-looking statements.

                               KANEB SERVICES LLC
                       CONSOLIDATED STATEMENTS OF INCOME
                    (In thousands, except per share amounts)
                                  (Unaudited)

                                                                                     Three Months                Nine Months
                                                                                  Ended September 30,        Ended September 30,
                                                                                ----------------------     ---------------------
                                                                                   2003         2002         2003         2002
                                                                                ---------    ---------    ---------    ---------
Consolidated revenues:
        Services                                                                $  89,539    $  75,184    $ 265,694    $ 207,946
        Products                                                                  125,053      108,935      386,021      277,828
                                                                                ---------    ---------    ---------    ---------
                Total consolidated revenues                                       214,592      184,119      651,715      485,774
                                                                                ---------    ---------    ---------    ---------
Consolidated costs and expenses:
        Cost of products sold                                                     119,767      105,059      366,531      268,727
        Operating costs                                                            42,577       34,303      126,965       92,555
        Depreciation and amortization                                              13,198       10,313       39,845       27,440
        General and administrative                                                  6,799        5,938       19,694       17,034
                                                                                ---------    ---------    ---------    ---------
                Total consolidated costs and expenses                             182,341      155,613      553,035      405,756
                                                                                ---------    ---------    ---------    ---------
Consolidated operating income                                                      32,251       28,506       98,680       80,018

Consolidated interest and other income                                                 69          259          208          482

Consolidated interest expense                                                     (10,855)      (7,478)     (28,816)     (20,944)

Consolidated loss on debt extinguishment                                             --           --           --         (2,112)
                                                                                ---------    ---------    ---------    ---------
Consolidated income before gain on issuance of units by KPP,  income taxes, interest of outside non-controlling partners  in KPP's net income and
        cumulative effect of change in accounting principle                        21,465       21,287       70,072       57,444

Gain on issuance of units by KPP                                                     --           --         10,898       17,332

Income tax expense                                                                   (969)        (673)      (3,597)      (2,113)

Interest of outside non-controlling partners in KPP's net income                  (14,634)     (13,941)     (49,151)     (38,242)
                                                                                ---------    ---------    ---------    ---------
Income before cumulative effect of change in accounting principle                   5,862        6,673       28,222       34,421

Cumulative effect of change in accounting principle - adoption of
        new accounting standard for asset retirement obligations                     --           --           (313)        --
                                                                                ---------    ---------    ---------    ---------
Net income                                                                      $   5,862    $   6,673    $  27,909    $  34,421
                                                                                =========    =========    =========    =========
Earnings per share:
        Basic:
            Before cumulative effect of change in accounting principle          $    0.50    $    0.58    $    2.45    $    3.01
            Cumulative effect of change in accounting principle                      --           --          (0.03)        --
                                                                                ---------    ---------    ---------    ---------
                                                                                $    0.50    $    0.58    $    2.42    $    3.01
                                                                                =========    =========    =========    =========
        Diluted:
            Before cumulative effect of change in accounting principle          $    0.49    $    0.57    $    2.41    $    2.93
            Cumulative effect of change in accounting principle                      --           --          (0.03)        --
                                                                                ---------    ---------    ---------    ---------
                                                                                $    0.49    $    0.57    $    2.38    $    2.93
                                                                                =========    =========    =========    =========

                               KANEB SERVICES LLC
                            SUPPLEMENTAL INFORMATION
                    (In thousands, except per share amounts)
                                  (Unaudited)


                                                                            Three Months              Nine Months
                                                                         Ended September 30,      Ended September 30,
                                                                      ----------------------    ----------------------
                                                                         2003         2002         2003         2002
                                                                      ---------    ---------    ---------    ---------
Income before cumulative effect of change in accounting principle     $   5,862    $   6,673    $  28,222    $  34,421
Gain on issuance of units by KPP                                           --           --        (10,898)     (17,332)
                                                                      ---------    ---------    ---------    ---------
Income before gain on issuance of units by KPP and cumulative
        effect of change in accounting principle                      $   5,862    $   6,673    $  17,324    $  17,089
                                                                      =========    =========    =========    =========
Diluted earnings per share before gain on issuance of units by
        KPP and cumulative effect of change in accounting principle   $    0.49    $    0.57    $    1.47    $    1.45
                                                                      =========    =========    =========    =========
Weighted average diluted shares outstanding                              11,889       11,751       11,751       11,756
                                                                      =========    =========    =========    =========
Consolidated revenues (including KPP):
        Pipeline                                                      $  31,449    $  20,998    $  88,807    $  57,946
        Terminaling                                                      58,090       54,186      176,887      150,000
        Product Marketing                                               125,053      108,935      386,021      277,828
                                                                      ---------    ---------    ---------    ---------
                                                                      $ 214,592    $ 184,119    $ 651,715    $ 485,774
                                                                      =========    =========    =========    =========
Consolidated operating income (including KPP):
        Pipeline                                                      $  14,839    $   9,487    $  39,036    $  27,421
        Terminaling                                                      15,732       18,478       51,567       50,962
        Product Marketing                                                 2,219          803        9,634        2,937
        General and administrative expenses                                (539)        (262)      (1,557)      (1,302)
                                                                      ---------    ---------    ---------    ---------
                                                                      $  32,251    $  28,506    $  98,680    $  80,018
                                                                      =========    =========    =========    =========
Supplemental cash flow information:
        Distributions received from KPP                               $   6,320    $   5,616    $  18,401    $  15,996
        General and administrative expenses                                (539)        (262)      (1,557)      (1,302)
        Parent Company interest expense                                    (147)        (195)        (474)        (533)
                                                                      ---------    ---------    ---------    ---------
                                                                      $   5,634    $   5,159    $  16,370    $  14,161
                                                                      =========    =========    =========    =========
        Cash distributed to shareholders                              $   5,120    $   4,749    $  14,915    $  13,602
                                                                      =========    =========    =========    =========

                         KANEB PIPE LINE PARTNERS, L.P.
                       CONSOLIDATED STATEMENTS OF INCOME
                    (In thousands, except per unit amounts)
                                  (Unaudited)


                                                                         Three Months                Nine Months
                                                                       Ended September 30,       Ended September 30,
                                                                     ----------------------    ----------------------
                                                                        2003         2002         2003        2002
                                                                     ---------    ---------    ---------    ---------
Revenues:
        Services                                                     $  89,539    $  75,184    $ 265,694    $ 207,946
        Products                                                        50,865       28,120      162,415       63,702
                                                                     ---------    ---------    ---------    ---------
                Total revenues                                         140,404      103,304      428,109      271,648
                                                                     ---------    ---------    ---------    ---------
Costs and expenses:
        Cost of products sold                                           46,835       26,501      146,035       59,433
        Operating costs                                                 42,366       34,082      126,339       91,845
        Depreciation and amortization                                   13,188       10,302       39,814       27,408
        General and administrative                                       5,999        4,549       17,266       14,111
                                                                     ---------    ---------    ---------    ---------
                Total costs and expenses                               108,388       75,434      329,454      192,797
                                                                     ---------    ---------    ---------    ---------
Operating income                                                        32,016       27,870       98,655       78,851

Interest and other income                                                   43          233          132          414

Interest expense                                                       (10,660)      (7,202)     (28,178)     (20,132)

Loss on debt extinguishment                                               --           --           --         (2,112)
                                                                     ---------    ---------    ---------    ---------
Income before minority interest, income taxes and cumulative
        effect of change in accounting principle                        21,399       20,901       70,609       57,021

Minority interest in net income                                           (203)        (195)        (668)        (540)

Income tax expense                                                      (1,076)      (1,410)      (3,815)      (2,981)
                                                                     ---------    ---------    ---------    ---------
Income before cumulative effect of change in accounting principle       20,120       19,296       66,126       53,500

Cumulative effect of change in accounting principle - adoption of
        new accounting standard for asset retirement obligations          --           --         (1,577)        --
                                                                     ---------    ---------    ---------    ---------
Net income                                                              20,120       19,296       64,549       53,500

General partner's interest in net income                                (2,275)      (1,414)      (6,174)      (4,112)
                                                                     ---------    ---------    ---------    ---------
Limited partners' interest in net income                             $  17,845    $  17,882    $  58,375    $  49,388
                                                                     =========    =========    =========    =========
Allocation of net income per unit:
        Before cumulative effect of change in accounting principle   $    0.63    $    0.77    $    2.19    $    2.22
        Cumulative effect of change in accounting principle               --           --          (0.06)        --
                                                                     ---------    ---------    ---------    ---------
                                                                     $    0.63    $    0.77    $    2.13    $    2.22
                                                                     =========    =========    =========    =========
Weighted average number of Partnership units outstanding                28,318       23,100       27,403       22,237
                                                                     =========    =========    =========    =========


                         KANEB PIPE LINE PARTNERS, L.P.
                            SUPPLEMENTAL INFORMATION



                                                              Three Months               Nine Months
                                                           Ended September 30,       Ended September 30,
                                                         ----------------------    ----------------------
                                                            2003         2002         2003         2002
                                                         ---------    ---------    ---------    ---------
Revenues (in 000s):
        Pipeline                                         $  31,449    $  20,998    $  88,807    $  57,946
        Terminaling                                         58,090       54,186      176,887      150,000
        Product sales                                       50,865       28,120      162,415       63,702
                                                         ---------    ---------    ---------    ---------
                                                         $ 140,404    $ 103,304    $ 428,109    $ 271,648
                                                         =========    =========    =========    =========
Operating income (in 000s):
        Pipeline                                         $  14,839    $   9,487    $  39,036    $  27,421
        Terminaling                                         15,732       18,478       51,567       50,962
        Product sales                                        1,445          (95)       8,052          468
                                                         ---------    ---------    ---------    ---------
                                                         $  32,016    $  27,870    $  98,655    $  78,851
                                                         =========    =========    =========    =========
Depreciation and amortization (in 000s):
        Pipeline                                         $   3,540    $   1,385    $  10,548    $   4,132
        Terminaling                                          9,433        8,728       28,533       22,813
        Product sales                                          215          189          733          463
                                                         ---------    ---------    ---------    ---------
                                                         $  13,188    $  10,302    $  39,814    $  27,408
                                                         =========    =========    =========    =========
Capital expenditures (in 000s):
        Pipeline                                         $   2,273    $   2,348    $   6,490    $   7,148
        Terminaling                                          7,261        5,353       25,195       14,661
        Product sales                                            7           10          368          120
                                                         ---------    ---------    ---------    ---------
                                                         $   9,541    $   7,711    $  32,053    $  21,929
                                                         =========    =========    =========    =========
EBITDA (in 000s):
        Income before cumulative effect of change in
            accounting principle                         $  20,120    $  19,296    $  66,126    $  53,500
        Interest expense                                    10,660        7,202       28,178       20,132
        Loss on debt extinguishment                           --           --           --          2,112
        Income tax expense                                   1,076        1,410        3,815        2,981
        Depreciation and amortization                       13,188       10,302       39,814       27,408
        Interest and other income                              (43)        (233)        (132)        (414)
        Minority interest in net income                        203          195          668          540
                                                         ---------    ---------    ---------    ---------
                                                         $  45,204    $  38,172    $ 138,469    $ 106,259
                                                         =========    =========    =========    =========
Petroleum pipeline operating statistics - Barrel miles
         shipped (in billions)                                 5.4          5.0         15.8         13.7
                                                         =========    =========    =========    =========
Terminaling operating statistics:
        Average annual barrels of tankage
             utilized (in millions)                           45.9         47.8         47.1         45.3
                                                         =========    =========    =========    =========
        Average annual revenues per barrel
             of tankage utilized                         $    5.02    $    4.50    $    5.02    $    4.43
                                                         =========    =========    =========    =========